Exhibit 99.2

Exhibit 99.2 7273403 CONSULTING AGREEMENT THIS CONSULTING AGREEMENT (this “Agreement”) is made and entered into by and among NB Bancorp, Inc., Inc. (“NBBK”), Needham Bank, a wholly owned subsidiary of NBBK (“the “Bank” and, together with NBBK, the “Company”), and Joseph B. Reilly (the “Consultant”) (collectively referred to as the “Parties”), as of the 5th day of June, 2025, to become effective as of the Effective Time (as defined below). BACKGROUND STATEMENTS: A. Concurrent with the execution of this Agreement, NBBK, the Bank, 1828 MS, Inc. (“Merger Sub”), a wholly-owned subsidiary of NBBK, Provident Bancorp, Inc. (“Seller”), and BankProv, a wholly owned subsidiary of Seller (“Seller Bank”), entered into an Agreement and Plan of Merger, dated as of June 5, 2025 (the “Merger Agreement”). The Merger Agreement provides for the merger of Merger Sub with and into Seller (the “Merger”), followed by the Merger of Seller with and into NBBK, and the merger of Seller Bank with and into the Bank. As used in this Agreement, the term “Effective Time” shall mean the time at which the Merger is effective, as provided in the Merger Agreement. Any capitalized term used in this Agreement and not otherwise defined shall have the meaning set forth in the Merger Agreement. B. Seller Bank and the Consultant are parties to that certain Employment Agreement, effective as of October 25, 2024 (the “Employment Agreement”), pursuant to which the Consultant serves as the President and Chief Executive Officer of Seller Bank. C. The Consultant is expected to provide executive expertise and market knowledge in the Seller Bank’s operating market based upon the Consultant’s experience and relationships with Seller Bank’s employees and customers. Additionally, the Company expects that the Consultant’s prior experience serving as an actual or de facto consultant after the acquisition of a community bank will provide benefits to the Company during the Term (defined below) by, among other things, helping to effectuate a smooth transition for the Company with both Seller Bank’s employees and customers and providing market intelligence regarding Seller Bank’s market. D. In the Severance Pay Agreement between the Company and the Consultant, dated as of June 5, 2025 (the “Severance Pay Agreement”), the Consultant and the Company agreed that the Consultant’s employment by Seller Bank and his positions as President and Chief Executive Officer of Seller Bank will be terminated as of the Closing Date (for purposes of this Agreement, the “Termination Date”). E. The Parties acknowledge and agree that the Consultant’s termination of employment with Seller Bank on the Termination Date constitutes a “separation from service” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). F. The Severance Pay Agreement provides for a payment of $250,000 in consideration of the non-competition and non-solicitation covenants in Section 5 and Section 6 of this Agreement, respectively (the “Non-Competition Payment”), and although the Parties expect that the final valuation of those covenants in the valuation commissioned by the Seller, which will be

2 reflected in the final report that the Parties expect to be delivered to Seller prior to the Closing under the Merger Agreement (the “Final Valuation Report”), will likely be greater, and may be materially greater, than the Non-Competition Payment, the Parties acknowledge and agree that no further consideration will be paid under this Agreement, the Severance Pay Agreement, or otherwise in consideration of these covenants. G. The Bank desires to assure itself of the continued availability of the Consultant’s services as provided in this Agreement in order to help facilitate an effective integration of Seller Bank’s customers and employees with the Company. H. The Parties agree that the annualized compensation provided to the Consultant under this Agreement be equal to approximately sixty percent (60%) of the Consultant’s combined 2024 base salary and bonus and that such total compensation is reasonable compensation for the services to be provided by the Consultant hereunder. AGREEMENT: In consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows: 1. Engagement. Commencing at the Effective Time, the Company hereby engages the Consultant, and the Consultant hereby accepts engagement, as a consultant, in accordance with the terms and conditions set forth below. 2. Nature and Scope of Engagement. (a) During the Term (as defined below in Section 4) of this Agreement, the Consultant shall be an independent contractor of the Company and shall, at the request of the Chief Executive Officer of the Bank, provide such services to the Company as the Bank’s Chief Executive Officer may reasonably request that are within the scope of the Consultant’s knowledge and expertise. Without limiting the scope of the immediately preceding sentence, the Company and the Consultant expect that the Consultant will perform one or more of the following activities during the Term: (i) Assisting the Bank in maintaining existing customers and identifying prospective customers of the Bank; (ii) Serving as a mentor to senior executives of the Company; and (iii) Providing strategic consulting to the Company. (b) To the extent practical, the Consultant’s services may be performed remotely; and to the extent any services must be performed by the Consultant at the offices of the Bank, the Consultant will not be required to perform such services on days when banking offices in Massachusetts are permitted to be closed. The Company acknowledges and agrees that on an annual basis during the Term, the Consultant may be unavailable to perform services for up to

3 eight (8) weeks due to vacation and other personal time off. To the extent practical, the Consultant shall give the Company reasonable advance notice of anticipated vacation time. (c) So long as the Consultant is engaged hereunder, the Consultant agrees (i) to perform his duties diligently and to the best of his ability, and not to do anything that would be materially detrimental to the best interests of the Company, (ii) to use his best efforts, skill, and ability to promote the interests of the Company, and (iii) to devote such portion of his available time, attention, energy, skill, and efforts to the business and affairs of the Company as reasonably required to fulfill the duties assigned to him under this Agreement. (d) Consultant will not be required to devote a minimum number of hours during the Term, and in no event shall Consultant provide services that would be inconsistent with a “separation from service” as defined in 409A Requirements (as defined below). (e) Consultant, in his capacity as a consultant, will not have any authority to bind the Company or any of its subsidiaries. 3. Compensation. (a) In consideration of the Consultant’s commitments under this Agreement, including the Consultant’s agreements in Section 5 and Section 6, the Bank will pay to the Consultant monthly during the Term, in cash, an amount equal to $27,500 (the “Monthly Payment”). The Bank shall pay the Monthly Payment in arrears not later than the first payroll of the next month, and for any partial month the Monthly Payment will be pro-rated. (b) The Bank will promptly reimburse the Consultant for reasonable out-of-pocket expenses incurred in connection with the consulting services under this Agreement, in all material respects in accordance with the Company’s policy as then in effect. The Consultant shall submit monthly invoices to the Bank for any costs incurred and such invoices shall be payable by the Bank to the Consultant no later than the thirtieth (30th) day of the month following the month in which the invoice was submitted. (c) The Bank and the Consultant hereby acknowledge and agree that the Consultant shall not be entitled to any other payments, benefits, or other compensation in consideration of the consulting services rendered hereunder; provided, however, that neither this Agreement nor the Severance Pay Agreement will preclude the Consultant from receiving separate remuneration from the Company with respect to his service as a director on the boards of directors of the Company. (d) For avoidance of doubt, no payment under this Agreement will be reduced or otherwise adversely affected as a consequence of any cash or equity compensation the Consultant receives for serving as a director of NBBK, the Bank or any affiliate. (e) The Parties intend that payments under this Agreement be exempt from or comply with section 409A of the Code and the Treasury Regulations and guidance promulgated thereunder (collectively, the “409A Requirements”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be exempt from the 409A Requirements. Notwithstanding the foregoing, NBBK makes no representation that the Agreement complies with Section 409A of the Code and shall have no liability to the Consultant for any failure to comply with Section 409A of

4 the Code. The Consultant shall be responsible for taxes, including any excise taxes or penalties, imposed upon the Consultant by the Internal Revenue Service. (f) Notwithstanding any other provision of this Agreement, the Bank shall be not obligated to make, nor shall the Consultant have a right to receive, any payment under this Agreement which would violate any law, regulation, or regulatory order applicable to the Bank at the time such payment is due, including without limitation, Section 1828(k) of Title 12 of the United States Code and any regulation or order thereunder of the Federal Deposit Insurance Corporation. 4. Term; Termination. (a) The term of the Consultant’s consulting engagement under this Agreement shall commence as of the Effective Time and shall continue for a term (the “Term”) ending on the date that is eighteen (18) months following the date of the Effective Time, unless such engagement is sooner terminated pursuant to and in accordance with the express terms of this Section 4. (b) If the Bank terminates the Consultant as a consultant without Cause (as defined below), the Bank will pay the Consultant monthly the remaining unpaid Monthly Payments that he would have otherwise earned during the remaining portion of the original Term; provided that the Consultant continues to comply in all material respects with the restrictive covenants in Section 5 and Section 6 of this Agreement. (c) In the event of the Consultant’s death during the Term, the Bank will pay to the Consultant’s designated beneficiary (or to his estate, if he fails to make such a designation) a lump sum amount, within sixty (60) days after the Consultant’s death, equal to the present value of the sum of the remaining unpaid Monthly Payments that the Consultant would have otherwise earned during the remaining portion of the original Term. For purposes of this Section 4(c), the present value shall be calculated using the short-term applicable federal rate (determined under section 1274(d) of the Code and the Treasury Regulations promulgated thereunder) compounded monthly. (d) In the event that the Consultant becomes Disabled (as defined below) during the Term, the Consultant’s consulting engagement hereunder shall terminate. For purposes of this Agreement, “Disability” means any medically determinable physical or mental impairment that can be expected to result in death or would reasonably be expected to last for a continuous period of not less than twelve (12) months and that renders the Consultant unable to render all or substantially all of the consulting services hereunder or if the Consultant is determined to be “disabled” by the Social Security Administration. If the Consultant’s consulting engagement hereunder terminates on account of the Consultant’s disability, the Bank will pay to the Consultant a lump sum amount, within sixty (60) days after the termination of the consulting engagement, equal to the present value of the sum of the remaining unpaid Monthly Payments that the Consultant would have otherwise earned during the remaining portion of the original Term, and the Consultant’s covenants under Section 5 and Section 6 of this Agreement shall remain in full force and effect for the remainder of the Restricted Period. For purposes of this Section 4(d), the present value shall be calculated using the short-term applicable federal rate (determined under section 1274(d) of the Code and the Treasury Regulations promulgated thereunder) compounded monthly.

5 (e) If the Bank terminates the Consultant as a consultant with Cause, the Bank will have no further obligation to make any payment to the Consultant (except for compensation earned prior to the date of termination, which compensation will be prorated for the month in which the termination occurs based upon the number of calendar days elapsed in the month). If the Bank terminates the Consultant’s consultant engagement under this Agreement for Cause pursuant to this Section 4(e), the restrictive covenants under Section 5 and Section 6 of this Agreement will remain in full force and effect for the remainder of the Restricted Period. For purposes of this Agreement, “Cause” means a good faith determination by the Bank Board of Directors (or the comparable governance body of any successor entity) (the “Bank Board”), with at least two-thirds (2/3) of the whole number of directors of the Bank (rounded up to the nearest whole number) voting in favor, that any of the following has occurred: (i) conviction of the Consultant by a court of competent jurisdiction of, or entry of a plea of guilty or nolo contendere for, any criminal offense involving material deliberate dishonesty or breach of trust with respect to the Company; (ii) commission by the Consultant of an act of fraud upon or materially evidencing bad faith toward the Company; (iii) the commission by the Consultant of any misconduct (other than traffic violations or similar offenses), whether or not related to the Company, that has caused, or would reasonably be expected to cause, material detriment or damage to the Company’s reputation, business operation, or relation with its employees, customers, vendors, suppliers, or regulators; (iv) the willful failure of the Consultant to cooperate with a bona fide investigation by regulatory or law enforcement authorities, after being instructed by the Company to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or willful inducement of others to fail to cooperate or to produce documents or other materials; (v) the issuance of an order by a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of this Agreement; or (vi) willful refusal by the Consultant to provide in any material respect the consulting services reasonably assigned to him by the Bank’s Chief Executive Officer consistent with the terms of this Agreement, which failure continues for more than thirty (30) days after written notice given to the Consultant by the Bank Board, setting forth in reasonable detail the nature of such refusal. (f) The Consultant may elect to cease providing consulting services under this Agreement at any time upon thirty (30) days written notice to the Bank, and in such case, the Bank will have no obligation to make a Monthly Payment (or portion thereof) for any period after the effective date of such cessation of consulting services. If the Consultant elects to cease providing consulting services pursuant to this Section 4(f), the Consultant’s covenants under Section 5 and Section 6 of this Agreement shall remain in full force and effect for the remainder of the Restricted Period. 5. Non-Competition. (a) In consideration of the mutually agreed-upon consideration of the Non-Competition Payment, which the Consultant agrees is fair and reasonable, during the original Term (whether or not the engagement is terminated sooner pursuant to Section 4(b), Section 4(d), Section 4(e) or Section 4(f)), or, if later, until the Consultant ceases to be a director of the Bank or any affiliate thereof, and for a period of one (1) year thereafter (together, the “Restricted Period”), the Consultant shall not, directly or indirectly, perform similar services for, or become a director, trustee, officer, employee, principal, agent, consultant, or independent contractor, of a Competing Business, subject to subsection (b) of this Section. For purposes of this Agreement, the term

6 “Competing Business” means any bank or other FDIC-insured depository institution, credit union, mortgage or finance company, or any other entity engaged in a business that offers one or more products or services that compete with one or more products or services then offered, or one or more proposed products or services then under active development, by the Company (the “Competitive Products or Services”), if such entity routinely advertises or otherwise offers any such products or services in the Company Market Area or actively intends to do so. For purposes of this Agreement, the term “Company Market Area” means any town or municipality within a 100-mile radius of the Company’s principal executive office. (b) Nothing in this Agreement shall prohibit the Consultant from (x) owning bonds, non-voting preferred stock, or less than one percent (1%) of the outstanding common stock of any Competing Business (or the holding company thereof) if the common stock of such entity is publicly traded or (y) serving on the board of directors of or providing employment or consulting services to a business that is not a Competing Business. (c) Notwithstanding that the Final Valuation Report may provide for a valuation of the covenants contained in Section 5 and Section 6 of this Agreement that is greater than the Non-Competition Payment, the Parties acknowledge and agree that no further consideration will be provided to the Consultant, whether pursuant to this Agreement, the Severance Pay Agreement, or otherwise, in consideration of such covenants. 6. Non-Solicitation. During the Restricted Period, the Consultant shall not hire or attempt to hire any employee of the Company, assist in such hiring by any other person or entity, encourage any such employee to terminate his or her relationship with the Company, or interfere with or damage (or attempt to interfere with or damage) any relationship between the Company and any of its customers or solicit or encourage any customer of the Company to terminate the customer’s relationship with the Company or to conduct with any other person or entity any business or activity which such customer conducts or could conduct with the Company. Nothing in this Section shall prevent any person who employs the Consultant as an employee or consultant from engaging in general direct mail solicitations or media advertising that is not targeted on or specifically directed at persons presenting or formerly employed by, associated with or customers of the Company. 7. Confidentiality. The Consultant shall not at any time divulge, use, furnish, disclose, or make accessible to anyone, other than to an employee or director of the Company with a reasonable need to know, any Confidential Information (as defined below), provided, however, that nothing in this Section 7 shall prevent the disclosure by the Consultant of any such information which at any time comes into the public domain other than as a result of the violation of the terms of this Section 7 by the Consultant or which is otherwise lawfully acquired by the Consultant, or any disclosure required by law, provided that written notice of any legally required disclosure shall be given to the Company, to the extent legally permissible, as soon as reasonably practicable prior to any such disclosure and the Consultant shall reasonably cooperate with the Company (at no cost to the Consultant) to protect the confidentiality thereof pursuant to applicable law or regulation. For purposes of this Agreement, the term “Confidential Information” means all confidential and proprietary information of the Company, including without limitation, financial information, business plans, prospects, customer lists, and opportunities (such as lending relationships, financial product developments, or possible acquisition or dispositions of businesses or facilities) which

7 have been discussed or considered by the management of the Company or any of its affiliates, but does not include any information which has become part of the public domain by means other than the Consultant’s nonobservance of the Consultant’s obligations under the Agreement. 8. Enforcement Provisions. (a) If the Consultant (i) violates any provision of Sections 5, 6, or 7 of this Agreement in any material respect and (ii) such violation continues to occur for a period of ten (10) or more days after the Consultant is given written notice (citing this Section of this Agreement) of such violation, the Consultant acknowledges and agrees that the Company will be entitled to seek an injunction restraining the Consultant from engaging in conduct in violation of Sections 5, 6, and/or 7 of this Agreement. In addition to equitable relief, the Company shall be entitled to seek monetary damages for the portion of the Restricted Period in which the Consultant is not in material compliance with any provision of Sections 5, 6, or 7 of this Agreement if (1) the Consultant continues to engage in an alleged material breach of any provision of Sections 5, 6, or 7 of this Agreement for at least ten (10) days after receiving written notice from the Company reasonably detailing the alleged violation; and (2) a court determines that the Consultant has materially breached any provision of Sections 5, 6, or 7 of this Agreement and such breach has continued for at least ten (10) days after said notice. In the event the Company seeks to recover damages hereunder and a court determines not to award damages to the Company, then the Consultant shall be entitled to reimbursement of his attorney fees and any other costs incurred by the Consultant in connection with such dispute or litigation. (b) It is expressly understood and agreed that, although the Consultant and the Company consider the restrictions contained in Sections 5, 6, or 7 of this Agreement reasonable for the purpose of preserving for the Company and its subsidiaries their good will and other proprietary rights, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in Sections 5, 6, or 7 of this Agreement is an unreasonable or otherwise unenforceable restriction against the Consultant, the relevant provision of Sections 5, 6, or 7 of this Agreement shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable. (c) The provisions of Sections 5, 6, 7, and 8 of this Agreement shall survive the termination of this Agreement, regardless of the reason for termination. 9. Company Documents; Work for Hire. (a) All documents, records, data, apparatus, equipment, and other physical property, whether or not pertaining to Confidential Information, which are furnished to the Consultant during the Term by the Company or are produced by the Consultant in connection with the Consultant’s consulting engagement hereunder will be and remain the sole property of the Company. The Consultant will return to the Company all such materials and property as and when requested by the Company. (b) Any work performed by the Consultant under this Agreement during the Term shall be considered a “Work Made for Hire” as the phrase is defined by the U.S. patent laws and shall

8 be owned by and for the express benefit of the Company and its subsidiaries and affiliates. If such work does not qualify as a Work Made for Hire, the Consultant agrees to and does hereby assign to the Company and its affiliates and subsidiaries, all of his rights, title, and/or interest in such work product, including, but not limited to, all copyrights, patents, trademarks, and propriety rights. 10. Indemnification. The Bank agrees to indemnify the Consultant, to the maximum extent permitted under the laws of the Commonwealth of Massachusetts and applicable banking rules and regulations, for all acts or omissions as a consultant under this Agreement. The provisions of this Section 10 shall survive expiration or termination of this Agreement for any reason whatsoever. 11. General Provisions. (a) Severable. The Parties explicitly acknowledge and agree that the provisions of this Agreement are both reasonable and enforceable. Should any provision or part thereof be held invalid or unenforceable for any reason, then such provision or part shall be enforced to the maximum extent permitted by law. Likewise, in the event that any one or more of the provisions, or parts of any provisions, contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, the same shall not invalidate or otherwise affect any other provision or part thereof. Specifically, but without limiting the foregoing in any way, each of the covenants of the Parties to this Agreement contained herein shall be deemed and shall be construed as a separate and independent covenant and should any part or provision of any such covenant be held or declared invalid by any court of competent jurisdiction, such invalidity shall in no way render invalid or unenforceable any other part or provision thereof or any other covenant of the parties not held or declared invalid. (b) Interpretations. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any Party, whether under any rule of construction or otherwise. No Party to this Agreement shall be considered the draftsman. The Parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by each Party and their respective attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of the Parties. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Any reference to a section, subsection or other subpart refers to such part of this Agreement. (c) Reasonableness. The Consultant acknowledges that the covenants set forth in the Agreement are reasonable and necessary to protect and preserve the Company’s legitimate business interests. (d) Independent Contractor; No Agency. At all times during the Term, the Consultant shall be an independent contractor under this Agreement. Nothing in this Agreement shall create the relationship of partners or employer and employee between the Parties. The Consultant is not an agent of the Company and does not have the right to employ or contract with any other person or entity for or on behalf of the Company.

9 (e) Employee Benefits. The Consultant acknowledges and agrees that neither the Consultant nor anyone acting on the Consultant’s behalf shall receive any employee benefits of any kind (including, without limitation, health, sickness, accident, or dental coverage, life insurance, disability benefits, accidental death and dismemberment coverage, unemployment insurance coverage, workers’ compensation coverage, and pension or 401(k) benefit(s)) from the Bank. The Consultant shall be expressly excluded from participating in any employee benefit plans or programs as a result of the performance of services under this Agreement, without regard to the Consultant’s independent contractor status. (f) Tax Treatment. The Consultant and the Company agree that, with respect to the services performed hereunder, the Company will treat the Consultant as an independent contractor for purposes of all tax laws and file forms consistent with that status as required by law in accordance therewith. The Company shall not be responsible for withholding income or other taxes from the compensation paid to the Consultant. The Consultant agrees, as an independent contractor, the Consultant is not entitled to unemployment benefits in the event this Agreement terminates, or workers’ compensation benefits in the event that the Consultant is injured in any manner while performing obligations under this Agreement. (g) Liability of the Bank. The obligations of the Bank under this Agreement are intended to be solely the obligation of the Bank. (h) Joint and Several Guaranty of the Bank’s Obligations. NBBK jointly and severally guaranties the obligations of the Bank under this Agreement. (i) Assignment. This Agreement and the rights and obligations of the Company hereunder may be assigned by the Bank (including a transfer by operation of law) to any successor of the Bank or any affiliate thereof, and shall inure to the benefit of, shall be binding upon, and shall be enforceable by any such assignee, provided that in the case of any such assignee other than by operation of law, the successor entity shall agree to assume and be bound by this Agreement. The Consultant hereby consents to such assignment by the Bank. This Agreement and the rights and obligations of the Consultant hereunder may not be assigned by the Consultant. (j) Waiver. No provision of this Agreement may be modified, waived, or discharged unless such waiver, modification, or discharge is agreed to in writing and signed by all Parties to this Agreement. No waiver by either Party hereto at any time of any breach by the other Party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other Party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. (k) Governing Law. This Agreement, and any issue, claim, or proceeding arising out of or relating to this Agreement or the conduct of the Parties hereto, whether now existing or hereafter arising and whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts. (l) Arbitration of Disputes; Jurisdiction. (i) Except as expressly provided in Section 10(l)(ii), any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by a single

10 arbitrator. Such arbitration shall be conducted in the City of Boston in accordance with the rules of the American Arbitration Association. Judgment upon the awards rendered by the arbitrator may be entered in any court having jurisdiction thereof. (ii) The Company and the Consultant agree that any action brought by the Company to seek an injunction restraining the Consultant from not complying with any provision of Section 5 or Section 6 of this Agreement shall be brought exclusively in the Business Litigation Session of the Superior Court of the Commonwealth of Massachusetts, or if the Business Litigation Session of the Superior Court does not have jurisdiction, the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County, Massachusetts, or if the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County, Massachusetts does not have jurisdiction, in the United States District Court for the District of Massachusetts, Central Division (the “Chosen Courts”), and, solely in connection with such action, each of the Company and the Consultant, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Parties, and (iv) agrees that service of process upon such Parties in any such action or proceeding will be effective if notice is given in accordance with Section 10(o) of this Agreement. (m) Entire Agreement. This Agreement embodies the entire agreement of the Parties relating to the engagement of the Consultant by the Company. No amendment, modification, extension, or renewal of this Agreement shall be valid or binding upon the Company or the Consultant unless made in writing and signed by the Parties. (n) Consultant Representation and Warranties. The Consultant acknowledges and affirms that the Consultant is not a party to any other agreement (including without limitation a restrictive covenant, trade-secret, or non-competition agreement) which may cause the Company, or any affiliate thereof, to incur any obligations or liabilities either to the Consultant or to any prior employer or may result in the Consultant not being permitted to perform the services contemplated by this Agreement. The Consultant further represents and warrants that his execution and delivery of this Agreement and his performance of his obligations hereunder will not, with or without the giving of notice or the passage of time, or both, (i) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to the Consultant, or (ii) conflict with, result in the breach of any provision of or the termination of, or constitute a default under, any agreement to which the Consultant is a party or by which the Consultant is or may be bound. (o) Notice. Any notice, request, demand, or other communication required to be given hereunder shall be made in writing and shall be deemed to have been fully given if personally delivered or if mailed by overnight delivery (the date on which such notice, request, demand, or other communication is received shall be the date of delivery) to the parties at the following address (or at such other addresses as shall be given in writing in accordance with this subsection by one party to the other party hereto):

11 If to the Consultant: Joseph B. Reilly 40 Buttonwood Lane Ipswich, MA 01938 If to the Company: 100 Worcester Street, Suite 300 Wellesley, MA 02481 Attention: Chief Executive Officer (p) Execution of Agreement. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission or by electronic transmission in Adobe Acrobat format shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or by electronic transmission in Adobe Acrobat format shall be deemed to be their original signatures for any purposes whatsoever. (q) Effectiveness. This Agreement shall be legally binding upon the Parties upon the Effective Time, but if the Merger Agreement is terminated for any reason, this Agreement shall be deemed null and void ab initio. [Remainder of page left intentionally blank; signature page follows]

12 IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above to become effective as specified herein. NBBK: THE CONSULTANT: NB BANCORP, INC. Joseph B. Reilly By: /s/ Joseph P. Campanelli /s/ Joseph B. Reilly Its: President and Chief Executive Officer THE BANK: NEEDHAM BANK By: /s/ Joseph P. Campanelli Its: President and Chief Executive Officer